SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                           ----------

                            FORM 8-K


                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


                        February 1, 1996
                ---------------------------------
                (Date of earliest event reported)

                           SALOMON INC
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)



        Delaware             1-4346            22-1660266
     ---------------      ------------     ------------------
        (State of          (Commission      (I.R.S. Employer
      incorporation       File Number)     Identification No.)
     or organization

       Seven World Trade Center
          New York, New York                         10048
      --------------------------                  ----------
         (Address of principal                    (Zip Code)
          executive offices)


            Registrant's telephone number, including
                   area code:  (212) 783-7000

Item 5.  Other Events.

     Reference is made to the Seventh Supplemental Indenture entered into as of February 1, 1996 between Salomon Inc, a Delaware corporation (the "Company") and Citibank, N.A., a national banking association (the "Trustee"), as Trustee under the Indenture dated as of December 1, 1988, as amended (the "Indenture"), filed herewith as Exhibit 1, which is incorporated herein by such reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit 4. Seventh Supplemental Indenture between Salomon Inc and Citibank, N.A., as Trustee, dated as of February 1, 1996.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SALOMON INC
                                   (Registrant)

Date:  March 5, 1996               By:  /s/  Richard Carbone
                                       ------------------------
                                        Richard Carbone
                                        Controller




                          Exhibit Index

Exhibit No.

Exhibit 4 Seventh Supplemental Indenture between Salomon Inc and Citibank, N.A., as Trustee, dated as of February 1, 1996.